Exhibit 99.2

© Copyright 2016 Aclaris Therapeutics. All rights reserved. A-1 1 May 2016 Corporate Presentation

This presentation, the information contained herein and the materials accompanying it (collectively, this “presentation”) constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Aclaris Therapeutics, Inc. (“Aclaris”) and is intended for the recipient hereof only. The presentation is for information purposes only. This presentation contains forward-looking statements, including statements regarding the treatment and market opportunity for SK, common warts and alopecia areata, and the future operations of Aclaris. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. For further information regarding these risks, uncertainties and other factors you should read Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2015 and Aclaris’ other filings it makes with the Securities and Exchange Commission from time to time. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Disclaimer May 2016 2

The Aclaris Opportunity

MANAGEMENT TEAM EXPERTISE IN DERMATOLOGY	DRUG DEVELOPMENT PIPELINE	ATTRACTIVE DERMATOLOGY MARKETS

MANAGEMENT TEAM EXPERTISE IN DERMATOLOGY

- Founded and sold several companies
- Directly relevant experience in Dermatology
- Board-certified dermatologists as CEO and CSO
- Developed and commercialized multiple products

DRUG DEVELOPMENT PIPELINE

A-101: Proprietary formulation of high concentration H_2O_2

- Seborrheic Keratosis
  - Phase 3 commenced in Jan 2016
- Common Warts
  - Phase 2 – commenced in Dec 2015

ATI-50001/ATI-50002: JAK 1/3 Inhibitors

- Alopecia Areata
  - Topical and Oral
  - PoC demonstrated with JAK inhibitors

ATTRACTIVE DERMATOLOGY MARKETS

- Time and capital efficient
- Highly concentrated prescriber base
- Large unmet market segments with no FDA-approved drugs
- Growing market for cash pay aesthetic and medical dermatology products

Build a Fully Integrated Dermatology Company

ACLARIS THERAPEUTICS

May 2016 3

Our Drug Candidates Exclusive, Worldwide Right to Commercialize All Current Candidates May 2016 4 Seborrheic Keratosis (topical) A-101* RESEARCH PRE-CLINICAL PHASE I PHASE II PHASE III Common Warts (topical) ATI-50001 Alopecia Areata (oral) ATI-50002 Alopecia Areata (topical) Also developing A-102 topical gel as a lifecycle management opportunity for A-101 Commenced Phase 3 clinical trials Commenced Phase 2 clinical trial * ** *** ** ***

3 Months Post Cryosurgery Before Treatment SK is one of most common diagnoses made by dermatologists >83 million people with the disease in the U.S. 18.5 million patient visits to dermatologists 8.3 million procedures to remove SKs annually $1.2 billion - historic costs of treatments for SK Patients seek diagnosis and treatment Fear of skin cancer Concern about appearance Discomfort from itching and inflammation Current options for SK removal: cryosurgery, curettage, electrodessication or excision Limitations of current removal options: Dyspigmentation (hypo or hyper) Scarring Pain Surgical - invasive Treatment of numerous SK is impractical May 2016 5 Seborrheic Keratosis (SK) Background Untreated SK

A-101 is appealing concept for SK treatment Topical, non-invasive Minimal discomfort; no need for anesthesia Reduced risk of pigmentary changes and scarring Ability to treat larger numbers of lesions Ability to hand off to ancillary staff Background Developed a proprietary formulation of 40.0% H2O2 Conducted formal dose-ranging studies MOA: drives apoptotic and necrotic cell death Potential to Be First FDA-approved Drug for SK Untreated Treated May 2016 6 Inventor’s Proof of Concept (with his initial formulation)

Summary of Completed Phase 2 Trials for SK Trial SK Lesion Area Date Completed Trial Design Trial Outcome SEBK-201 (n=35) Phase 2 Trunk (Back) June 2014 Single center, intra-subject Four lesions treated A-101 concentrations: 25.0%, 32.5%, 40.0% 1 or 2 applications Duration: 78 days Efficacy: 32.4% clear; 67.7% clear or near clear with 40% concentration Favorable safety profile SEBK–202 (n=172) Phase 2 Trunk and Extremities December 2014 Multicenter, parallel group Four lesions treated A-101 concentrations: 32.5%, 40.0% 1 or 2 applications Duration: 106 days Efficacy: Demonstrated statistically significant clearance of all 4 lesions in top dose group (Phase 3 primary end point) Favorable safety profile SEBK–203 (n=119) Phase 2 Face March 2015 Multicenter, parallel group One lesion treated A-101 concentrations: 32.5%, 40.0% 1 or 2 applications Duration: 106 days Efficacy: Statistically significant clearance Favorable safety profile May 2016 7

A-101 Phase 2 Trunk/Extremities Study: PLA Responder Analysis * 8 May 2016

A-101 Phase 2 Face Study: PLA Responder Analysis Percentage of Subjects With Target Lesion Clear Percentage of Subjects With Target Lesion Clear or Near-Clear * * * P-value<0.001 May 2016 9 * P-value<0.001 0.0% 3.0% 28.0% 46.0% 24.0% 60.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Day 22 Day 106 * * * * 2.5% 5.0% 33.3% 61.5% 45.9% 67.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Day 22 Day 106 * * * *

Grading of SKs using PLA Scale in Clinical Trials Subject: 04-52 Visit: 8 Date: 23Oct2014 Lesion: 3 H2O2%: 40.0 PLA: 1 Subject: 04-52 Visit: 2 Date: 07Jul2014 Lesion: 3 H2O2%: 40.0 PLA: 3 Subject: 04-52 Visit: 2 Date: 07Jul2014 Lesion: 4 H2O2%: 40.0 PLA: 3 Subj 04-92 Visit: 8 Date: 30Oct2014 Lesion: 1 H2O2%:40.0 PLA: 0 Subject: 04-92 Visit: 2 Date: 17Jul2014 Lesion: 1 H2O2%:40.0 PLA: 3 Subject: 75 Visit: 1 Date: 25Nov13 Lesion: 2 H2O2%:32.5 PLA: 2 Subject: 75 Visit: 9 Date: 18Feb14 Lesion: 2 H2O2%: 32.5 PLA: 1 May 2016 10 Pre-Treatment with A-101 Post-Treatment with A-101

A-101 40.0% is being used for Phase 3 clinical testing Initiated Phase 3 program – January 2016 Pivotal trials (SEBK-301/302): Two identical Phase 3 trials 4 lesions treated in total with at least one on face and one on trunk or extremities 400 subjects each Primary endpoint: Proportion of subjects with clear on PLA scale 3 month drug-free follow-up Open-label (SEBK-303): 4 SK lesions Up to four applications 200 subjects Plan to submit NDA – 4Q 2016 A-101 Next Steps: Phase 3 Overview May 2016 11

May 2016 12 A-101 Commercialization Strategy Cash pay, minimally invasive procedure Lower cost relative to other aesthetic treatments (Botox®, Fillers, Laser treatments) Buy and Bill Model 5,000 dermatologists in US, accounting for over 70% of procedures performed Concentrated call point allows for high reach and frequency Concentrated Prescriber Base Disease state awareness initiatives KOL engagement, conference presentations and publications Disease Awareness 50-60 person specialty sales team focused on high tier targets Comprehensive promotional campaign to include peer-influence programs Commercial Launch Campaigns focused on driving awareness and furthering interest in treatment options Patient Engagement

ATI-50001/ATI-50002 Candidates for Alopecia Areata September 2015 CONFIDENTIAL 13

Alopecia Areata (AA) Background



AA – Patchy



Alopecia Universalis

- AA is an autoimmune condition, characterized by patchy, non-scarring hair loss on the scalp and body
- Large unmet need: >6.6 million people in the U.S. have had or will develop AA at some point in their lives
  - 2/3 of affected individuals ≤30 years old at disease onset
  - 25-50% of patients have persistent patchy AA
  - 14%-25% of patients progress to AA totalis or AA universalis
- Current off label treatments include topical steroids, steroid injections, and minoxidil
- Recent translational research work by Dr. Angela Christiano
  - Furthered genetic understanding of disease
  - Identified JAK inhibitors as a potential treatment for AA

Potential to be First FDA-Approved Drug for AA

ACLARIS THERAPEUTICS

May 2016 14

ATI-50001/ATI-50002: JAK Inhibitors in Alopecia Areata

- Lead asset: Selective JAK 1/3 inhibitor from Rigel
    - Exclusive, worldwide license and development collaboration
    - Oral and topical rights
  - Known mechanism of action and biological response in humans
  - Promoted hair regrowth in mouse model of AA
- Drug Candidates:
  - ATI-50001 for oral administration in Alopecia Totalis and Alopecia Universalis
  - ATI-50002 for topical administration in Patchy Alopecia Areata
- Development Strategy
  - Planned submission of IND: 2H 2016
  - Initiation of Clinical Trial: 1H 2017

ACLARIS THERAPEUTICS

May 2016 15

Vixen (Columbia University IP) and Key Organics/JAKPharm Broadens our IP estate Methods of use covering JAK inhibitors for the treatment of: Alopecia Areata Androgenetic alopecia (female and male pattern hair loss) Additional hair loss disorders Next generation JAK inhibitors Covalently bound highly selective JAK3 inhibitors Opportunity to broaden our target indications May 2016 16 Recent Business Development Transactions

December 2015 CONFIDENTIAL 17 Indication Expansion

Androgenic Alopecia December 2015 CONFIDENTIAL 18

Androgenic Alopecia (AGA):
Growing Market with Many Unmet Needs

Market Opportunity

- An estimated 800,000 individuals are seeking some kind of treatment for hair loss worldwide [1]
- Women have been increasingly interested in solutions for AGA [2]
- The Rx treatment market was roughly $600M globally in 2013, and approximately $1.9B was spent on hair restoration surgery in 2012 [3]
- There are two drugs indicated for AGA: Propecia (finasteride) and Rogaine (minoxidil) – neither product has market exclusivity [3]
  - Use of these products is limited by perceptions that they do not work
  - Propecia carries a large number of unwanted side-effects, and is contraindicated in women [3,4]

Epidemiology

- AGA is the most common cause of hair loss and is experienced by 70% of men and 40% of women at some point in their lives [3]
- In 2012, 35 million men and 21 million women suffered hair loss
- By the age of 35, about two-thirds of American men have some level of noticeable hair loss

Burden of Hair Loss

- A survey underscored the emotional distress caused by hair loss:
  - 47% reported that they would spend their life savings to regain a full head of hair
  - 60% responded that they would rather have more hair than more money and friends
  - 30% would give up sex if it meant they could get their hair back [3]

[1]Medgadget. Global Alopecia (Hair Loss)Treatment Market, 2016 – 2022. 04.11.2016.
[2]International Society of Hair Restoration Surgery. Female Hair Loss.
[3]Cassiopea. Androgenic Alopecia.
[4]Bergeson, L. The Truth About Hair Loss and Baldness Cures. 11.08.2014.

ACLARIS THERAPEUTICS

May 2016 19

In AGA, telogen (rest) becomes longer and anagen (growth) becomes shorter JAK-STAT signaling is elevated in telogen (resting) hairs Hypothesis:Treatment with a JAK inhibitor can start anagen (growth) Background: Hair cycle dynamics in AGA 20 May 2016

Inhibition of JAK-STAT signaling initiates anagen in normal mice


Vehicle
SAG
Ruxolitinib
Tofacitinib
7 days
14 days
21 days


Pigmentation score
Arbitrary units
Days post start of treatment
Ruxolitinib
Tofacitinib
control
**
**

Category	Differentially expressed in Ruxolitinib and Tofacitinib T0-T5, FC>1.5 or <0.5, P<0.05	P-value
Melanogenesis	Tyrp1, Syt4, Mlana, Pmel, Dct, Tyr Sos1, Dbf4, Pax3, PIK3ca, Rps6kb1, Mlph, Stx17	0.003
Wnt pathway	Acvr2a, Sfrp4, Sox5, Cdh2, Fzd5, Wif1, Wnt2, Fzd8, Apc, Sox9, iLK	0.017
Hair development	Shh, Krt25, Dlx2,Prom1, S100a9, Vegfc, Ptgfr, Pdgfrl, Igfbp4, Gli2	0.001

ACLARIS THERAPEUTICS

May 2016

21

Pathophysiology and Mechanism

- **Dynamics of hair cycle**
  - In Androgenetic Alopecia (AGA), the duration of anagen decreases with each successive hair cycle, whereas the duration of telogen becomes prolonged.
  - This leads to a reduction in the anagen-to-telogen ration and corresponds to periods of excessive hair shedding.
  - Prolongation of telogen increases the proportion of vellus hairs on the scalp, further contributing to the AGA process.
  - Most research and pharmaceutical development has focused on the role of androgens in AGA and hair follicle miniaturization, however, other factors such as stem cell quiescence may play a role in telogen arrest.
- **New discoveries in AGA**
  - Inhibition of JAK-STAT signaling:
    - Initiates anagen hair growth in mice
    - Promotes hair elongation in humans and improves dermal papilla inductivity
    - Acts directly on activating hair follicle bulge stem cells, independent of androgens
    - Can induce anagen hair growth from telogen stage hairs, suggesting it may have efficacy in disorders of arrested telogen, such as AGA

ACLARIS THERAPEUTICS

May 2016 22

Vitiligo December 2015 CONFIDENTIAL 23

Background on Vitiligo:

Market is Large, Has a Huge Social Impact and is Greatly Underserved

- Vitiligo is among the most common autoimmune diseases along with rheumatoid arthritis, celiac disease, lupus and psoriasis[1]
- Vitiligo is considered the most frequently occurring depigmenting disorder[2]
- While the cause is not well understood, vitiligo is a condition in which the pigment producing cells of the skin (melanocytes) do not function or are absent. As a result, melanin (pigment) is absent and lighter patches of skin appear on various parts of the body.[3]

Market Opportunity

- The global market for vitiligo was estimated at $1.4B in 2011 and is expected to reach $2.7B by 2019 [4]
- There are no approved treatments and the pipeline is considered to be weak. Most commonly used medications are generic, used off-label and considered average efficacy [4]
- Key unmet needs in medications include:
  - Novel mechanisms
  - Disease modifying characteristics
  - The ability to promote adequate levels of repigmentation
  - Improved safety [4]

Epidemiology

- Vitiligo impacts 1% to 2% of the overall global population irrespective of sex, race, or age
- Disease onset occurs in about one-half of sufferers between the ages of 10 and 30
- A positive family history is reported in over 30% of sufferers [6]

Disease Burden

- The visual disfigurement of vitiligo leads to marked reduction in the physical functioning, psychological state, and social interactions among sufferers
- 75% of vitiligo sufferers believe that their appearance is moderately to severely intolerable
- Patients may feel embarrassment and experience fear of revealing the bodies, leading to a negative impact on their sexual relationships [7]

[1]Roddick, J. Autoimmune Diseases. Healthline. 07.22.2015.
[2]Boniface K1, Taleb A, Seneschal J. New Insights Into Immune Mechanisms of Vitiligo. G Ital Dermatol Venereol. 2016 Feb;151(1):44-54. Epub 2015 Oct 29.
[3]Oakley, A. Vitiligo. DermnetNZ. 08.2015.
[4]ASDReports. The Vitiligo Therapeutics Market is Expected to Show Moderate Growth up to 2019. 08.22.2012
[5]Picardo M., et al. Vitiligo. Nature Reviews Disease Primers 1. 06.04.2015.
[6]Fitzpatrick T., et al. Vitiligo Facts. American Vitiligo Research Foundation Inc.
[7]Basra M., et al. Burden of Skin Diseases. Expert Rev Pharmacoeconomics Outcomes Res. 2009;9(3):271-283.

ACLARIS THERAPEUTICS
May 2016
24

Vitiligo: JAK Inhibitor proof-of concept case report Tofacitinib Citrate for the Treatment of Vitiligo: A Pathogenesis-Directed Therapy Brittany G. Craiglow, MD; Brett A. King, MD, PhD JAMA Derm 2015;151(10)1110-2 Baseline: White macules and patches evident Baseline: numerous white macules & patches evident Post- 5 months of tx w/ Tofacitinib: repigmentation nearly complete. Post tx :re-pigmentation May 2016 25

Patient with coexistent vitiligo and alopecia areata Rapid skin repigmentation on oral ruxolitinib May 2016 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Harris et al, JAAD 2016 26

Milestone 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A-101 SK Phase 3 Trial Initiated Submit NDA A-101 Common Warts Phase 2 Trial Underway ATI-50001/ATI-50002 Alopecia Areata Submit IND Commence Clinical Trial May 2016 27 Near-Term Milestones

© Copyright 2016 Aclaris Therapeutics. All rights reserved. THANK YOU www.aclaristx.com 28

29 Mechanism of action of the JAK inhibitors May 2016 Adapted from Gadina, Arth & Rheum V68, no.1 (2016) pp31-4

Interfering with the IFN-γ/CXCL10 pathway using JAK inhibitors to develop new targeted treatments for vitiligo



AMG 811
Fontolizumab
NI-0501
IFN-γ
BMS-936557
NI-0801
CXCL10
IFN-γR
JAK 1/2 Inhibitors
AMG 487
CXCR3
JAK1
JAK2
STAT1
Skin cells
CD8⁺ T cells

IFN-γ/CXCL10 signaling pathway in vitiligo. Binding of IFN-γ to its receptor (IFN-γR) activates the JAK-STAT pathway and leads to CXCL10 secretion in the skin. CXCL10 promotes recruitment of additional autoreactive CD8+ T cells through its cognate receptor (CXCR3), which increases inflammation through a positive feedback loop. Compounds that have been developed to target each step are indicated in red.

From Rashighi and Harris, 2015

ACLARIS THERAPEUTICS

May 2016 30

Androgenetic Alopecia scalp contains predominantly telogen hairs May 2016 31

Inhibition of JAK-STAT promotes human hair follicle growth May 2016 Day 0 Day 10 Day 30 Vehicle Tofacitinib Ratio of vehicle/tofacitinib = 1.57 Ratio of vehicle/tofacitinib = 3.13 Ratio of vehicle/tofacitinib = 2.26 Tofacitinib Ruxolitinib Vehicle 32 0 2 4 6 8 10 12 0 2 4 6 8 10 12 0 2 4 6 8 10 12

Inhibition of JAK-STAT promotes dermal papilla inductivity May 2016 Phospho STAT 3 Phospho STAT 5 Isotype hDP spheres Control hDP spheres Tofacitinib N/S hDP spheres Ruxolitinib 33